                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                             AMENDED CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 20, 1998


            UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND II
             (Exact name of registrant as specified in its charter)


    Michigan                            0-16701                    38-2702802
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                 (IRS Employer
of incorporation)                    File Number)           Identification No.)


 280 Daines Street, Suite 300, Birmingham, MI                        48009
 ---------------------------------------------------------------------------
 (Address of principal executive offices)                         (Zip Code)


     Registrant's telephone number, including area code: (248) 645-9261
     ------------------------------------------------------------------

                               Not Applicable
                               --------------
        (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

     AMENDMENT TO PRIOR REPORT: This Current Report on Form 8-K/A hereby amends and makes reference to the registrant's Current Report on Form 8-K dated (and filed) September 4, 1998 reporting Item 2, Acquisition or Disposition of Assets, which is incorporated herein by reference.

     (b)  Pro forma financial information.

     On August 20, 1998, Uniprop Manufactured Housing Communities Income Fund II (the "Partnership") borrowed $30,000,000 (the "Loan") from GMAC Commercial Mortgage Corporation ("GMACCM"). The Loan carries a fixed interest rate of 6.37% over its term of 120 months, amortized over 30 years. The Loan was secured by mortgages on the Partnership's Ardmor Village, Camelot Manor, Dutch Hills, El Adobe, Stonegate Manor, Sunshine Village and West Valley properties. The Partnership used the proceeds from the Loan to refinance the Partnership's outstanding indebtedness of $30,045,000 (the "Existing Indebtedness").

            1. The unaudited pro forma balance sheet of Uniprop Manufactured Housing Communities Income Fund II as of June 30, 1998, giving effect to the loan secured by the mortgages on the Company's Ardmor Village, Camelot Manor, Dutch Hills, El Adobe, Stonegate Manor, Sunshine Village and West Valley properties, as if such transaction had occurred on June 30, 1998.

            2. The unaudited pro forma statement of income of Uniprop Manufactured Housing Communities Income Fund II for the six months ended June 30, 1998, and the twelve months ended December 31, 1997, giving effect to the loan secured by the mortgages on the Partnership's Ardmor Village, Camelot Manor, Dutch Hills, El Adobe, Stonegate Manor, Sunshine Village and West Valley properties, as if such transaction had occurred on January 1, 1997.

UNAUDITED PRO FORMA FINANCIAL INFORMATION



The following pro forma balance sheet as of June 30, 1998, and the pro forma statements of income for the six months then ended, and for year ended December 31, 1997, have been prepared to reflect the Refinancing and the related adjustments described in the accompanying notes. The pro forma information is based on the historical financial statements of Uniprop Manufactured Housing Communities Income Fund II and should be read in conjunction with the notes thereto. The pro forma statements of income were prepared as if the Refinancing had occurred on January 1, 1997. The pro forma financial information is unaudited and not necessarily indicative of the results of operations which actually would have occurred if the Refinancing had been consummated at the beginning of 1997, nor does it purport to represent the financial position or results of operations for future periods. The pro forma balance sheet was prepared as if the Refinancing had occurred at June 30, 1998.

                         UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND II
                                                (A MICHIGAN LIMITED PARTNERSHIP)

                                                         PRO FORMA BALANCE SHEET
                                                                   JUNE 30, 1998
                                                                     (UNAUDITED)


===================================================================================================================
                                                                    Historical       Adjustments        Pro Forma
-------------------------------------------------------------------------------------------------------------------
ASSETS


Net property and equipment                                        $ 45,539,846    $          -       $   45,539,846
Cash and cash equivalents                                            1,310,695        (174,730) (A)       1,135,965
Marketable securities                                                  875,859               -              875,859
Mortgage-backed securities                                           1,502,250      (1,502,250) (B)               -
Unamortized financing costs                                            917,677          28,811  (C)         946,488
Investment                                                             998,995        (998,995) (D)               -
Other assets                                                           494,752               -              494,752
-------------------------------------------------------------------------------------------------------------------
                                                                  $ 51,640,074    $ (2,647,164)      $   48,992,910
===================================================================================================================
LIABILITIES AND PARTNERS' EQUITY


Notes payable                                                     $ 30,045,000    $    (45,000) (E)  $   30,000,000
Accounts payable                                                       149,431               -              149,431
Other liabilities                                                      944,436        (229,730) (F)         714,706
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   31,138,867        (274,730)          30,864,137
-------------------------------------------------------------------------------------------------------------------
PARTNERS' EQUITY
 Unit holders                                                       20,267,382      (2,373,711)          17,893,671
 General partner                                                       233,825           1,277              235,102
-------------------------------------------------------------------------------------------------------------------
TOTAL PARTNERS' EQUITY                                              20,501,207      (2,372,434) (G)      18,128,773
-------------------------------------------------------------------------------------------------------------------
                                                                  $ 51,640,074    $ (2,647,164)      $   48,992,910
===================================================================================================================



                                      NOTES


(A) The net decrease relates to the assumed payment of $229,730 of historical accrued interest on the existing indebtedness, and the receipt of $55,000 in cash reserves as a result of the Refinancing.


(B) Represents proceeds from liquidation of mortgage-backed securities ("Class D").


(C) The net increase is as a result of the write-off of $871,189 historical financing costs related to the existing indebtedness, and the payment of $900,000 in financing costs related to the Refinancing.


(D) Represents a portion of the proceeds from the liquidation of the investment ("Class R Security"). See also (G) below.


(E) The net decrease is as a result of the pay-off of the existing indebtedness of $30,045,000 and the receipt of $30,000,000 in loan proceeds from the Refinancing.


(F)   See (A) above.


(G)   The net decrease has four components:


      1. The expense related to the write-off of $871,189 in financing costs (See (C) above).

      2. The gain of $1,298,755 ($2,297,750 total proceeds less $998,995 cost -
         see (D) above) from the liquidation of the investment ("Class R Security").

      3. Payment of $2,500,000 to the limited partners using available proceeds of the Refinancing.

      4. Payment of $300,000 prepayment penalty on the existing indebtedness.

                         UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND II
                                                (A MICHIGAN LIMITED PARTNERSHIP)

                                                   PRO FORMA STATEMENT OF INCOME
                                                  SIX MONTHS ENDED JUNE 30, 1998
                                                                     (UNAUDITED)


===================================================================================================================
                                                                    HISTORICAL     ADJUSTMENTS           PRO FORMA
-------------------------------------------------------------------------------------------------------------------
INCOME
  Rental                                                          $  5,707,802    $          -        $   5,707,802
  Interest                                                              56,334         (56,334) (A)               -
  Other                                                                334,882               -              334,882
-------------------------------------------------------------------------------------------------------------------


                                                                     6,099,018         (56,334)           6,042,684
-------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
 Property Operations                                                 1,285,917               -            1,285,917
 Depreciation and Amortization                                         920,000          (4,037) (B)         915,963
 Administrative                                                      1,718,029               -            1,718,029
 Property Taxes                                                        471,399               -              471,399
 Interest                                                            1,340,017        (399,781) (C)         940,236
-------------------------------------------------------------------------------------------------------------------
                                                                     5,735,362        (403,818)           5,331,544
-------------------------------------------------------------------------------------------------------------------
NET INCOME                                                        $    363,656    $    347,484        $     711,140
===================================================================================================================
INCOME PER LIMITED PARTNERSHIP UNIT                               $        .11                        $         .21
DISTRIBUTIONS PER LIMITED PARTNERSHIP UNIT                        $        .34                        $         .34
BOOK VALUE PER LIMITED PARTNERSHIP UNIT                           $       6.14                        $        5.70
NUMBER OF LIMITED PARTNERSHIP UNITS                                  3,303,387                            3,303,387
NET INCOME ALLOCABLE TO GENERAL PARTNER                           $      3,637                        $       7,111
DISTRIBUTIONS ALLOCABLE TO GENERAL PARTNER                                   -                                    -
BOOK VALUE ALLOCABLE TO GENERAL PARTNER                           $    233,825                        $     244,482
RATIO OF EARNINGS TO FIXED CHARGES (D)                                    1.27                                 1.76
===================================================================================================================



                                      NOTES

(A) Elimination of interest earnings on mortgage-backed securities ("Class D") that were included in historical interest income.

(B) Net decrease results from the elimination of $19,811 in amortization of financing costs related to the existing indebtedness, and the addition of amortization totalling $15,774 related to financing costs incurred in the Refinancing. (Financing costs are amortized over a 30-year period using the straight-line method.)

(C) The decrease represents the interest expense reduction as a result of the Refinancing, calculated as follows:

         -   Elimination of historical interest expense on existing
             indebtedness                                           $(1,340,017)
         -   Interest expense as a result of Refinancing                940,236

(D) Calculated as follows: (net income + interest expense) divided by interest expense.

                         UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND II
                                                (A MICHIGAN LIMITED PARTNERSHIP)

                                                   PRO FORMA STATEMENT OF INCOME
                                                    YEAR ENDED DECEMBER 31, 1997
                                                                     (UNAUDITED)

===================================================================================================================
                                                                    HISTORICAL     ADJUSTMENTS         PRO FORMA
-------------------------------------------------------------------------------------------------------------------
INCOME
  Rental                                                          $ 11,340,654    $          -       $   11,340,654
  Interest                                                             203,570        (112,675) (A)          90,895
  Gain on liquidation of investment ("Class R Security")                     -       1,298,755  (B)       1,298,755
  OTHER                                                                378,302               -              378,302
-------------------------------------------------------------------------------------------------------------------
                                                                    11,922,526       1,186,080           13,108,606
-------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
 Property operations                                                 4,347,873               -            4,347,873
 Depreciation and amortization                                       1,850,779          (9,139) (C)       1,841,640
 Administrative                                                        998,950               -              998,950
 Write-off of financing costs                                                -       1,230,139  (D)       1,230,139
 Property taxes                                                        896,103               -              896,103
 Interest                                                            2,661,565        (753,239) (E)       1,908,326
-------------------------------------------------------------------------------------------------------------------
                                                                    10,755,270         467,761           11,223,031
-------------------------------------------------------------------------------------------------------------------
NET INCOME                                                        $  1,167,256    $    718,319       $    1,885,575
===================================================================================================================
INCOME PER LIMITED PARTNERSHIP UNIT                               $        .35                       $          .57
DISTRIBUTIONS PER LIMITED PARTNERSHIP UNIT                        $        .64                       $         1.40
BOOK VALUE PER LIMITED PARTNERSHIP UNIT                           $       6.37                       $         5.82
NUMBER OF LIMITED PARTNERSHIP UNITS                                  3,303,387                            3,303,387
NET INCOME ALLOCABLE TO GENERAL PARTNER                           $     11,673                       $       18,856
DISTRIBUTIONS ALLOCABLE TO GENERAL PARTNER                                   -                                    -
BOOK VALUE ALLOCABLE TO GENERAL PARTNER                           $    230,188                       $      237,371
RATIO OF EARNINGS TO FIXED CHARGES (F)                                    1.44                                 1.99
===================================================================================================================

                                      NOTES


(A) Elimination of interest earnings on mortgage-backed securities ("Class D") that were included in historical interest income.


(B) Represents the gain recognized on liquidation of investment ("Class R Security").


(C) Net decrease results from the elimination of $39,139 in amortization of financing costs related to the existing indebtedness, and the addition of amortization totalling $30,000 related to financing costs incurred in the Refinancing. (Financing costs are amortized over a 30-year period using the straight-line method.)


(D) Write-off of financing costs of $930,139 as of January 1, 1997 relating to the existing indebtedness and the payment of a $300,000 prepayment penalty on the existing indebtedness.


(E) The decrease represents the interest expense reduction as a result of the Refinancing, calculated as follows:

         -   Elimination of historical interest expense on existing
             indebtedness                                           $(2,654,320)
         -   Interest expense as a result of refinancing              1,901,081

(F) Calculated as follows: (net income + interest expense) divied by interest expense.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 15, 1998

                             UNIPROP MANUFACTURED HOUSING
                             COMMUNITIES INCOME FUND II,
                             a Michigan Limited Partnership

                                    BY:  Genesis Associates Limited Partnership,
                                         Its General Partner

                                         BY:  Uniprop, Inc.,
                                              Its Managing General Partner

                                              By:   /s/ Paul M. Zlotoff
                                                    -----------------------
                                                    Paul M. Zlotoff, Chairman